Exhibit 99.13

GENERAL

THIS DOCUMENT IS AN ENGLISH TRANSLATION OF A RUSSIAN DOCUMENT. IT IS PROVIDED FOR INFORMATION ONLY, HAS NO LEGAL EFFECT AND SHOULD NOT BE RELIED UPON. SHAREHOLDERS IN JSC “RUSHYDRO” SHOULD RELY ONLY ON THE ORIGINAL RUSSIAN DOCUMENT OF WHICH THIS IS A TRANSLATION (TOGETHER WITH OTHER RELEVANT RUSSIAN DOCUMENTATION ISSUED BY JSC “RUSHYDRO”) IN RELATION TO ANY DECISION RELATING TO THE SUBJECT MATTER OF THIS DOCUMENT.

THIS TRANSLATION APPEARS AS A MATTER OF INFORMATION ONLY AND DOES NOT CONTAIN OR CONSTITUTE, AND SHOULD NOT BE RELIED UPON AS, AN OFFER OR INVITATION TO MAKE AN OFFER FOR THE PURCHASE OF ANY SHARES, BONDS OR OTHER SECURITIES.

THIS DOCUMENT IS NOT A PROSPECTUS (INCLUDING PURSUANT TO THE MEASURES IMPLEMENTING THE EU DIRECTIVE 2000/71/EC (THIS DIRECTIVE, TOGETHER WITH ANY IMPLEMENTING MEASURES IN ANY MEMBER STATE, THE “PROSPECTUS DIRECTIVE”)).

THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER OR ADVERTISEMENT OF SECURITIES AND DOES NOT CONSTITUTE AN OFFER OR A PROPOSAL TO MAKE OFFERS OR TO ACQUIRE ANY SECURITIES IN ANY JURISDICTION.

IN RESPECT OF THE SHARES IN JSC “RUSHYDRO” AND DEPOSITARY RECEIPTS REPRESENTING SUCH SHARES WHICH ARE REFERRED TO IN THIS DOCUMENT THE RELEVANT CLEARANCES HAVE NOT BEEN, AND WILL NOT BE, OBTAINED FROM THE SECURITIES COMMISSION OF ANY PROVINCE OF CANADA AND NO PROSPECTUS HAS BEEN LODGED WITH, OR REGISTERED BY, THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION OR THE JAPANESE MINISTRY OF FINANCE. ACCORDINGLY, SUCH SECURITIES MAY NOT (UNLESS AN EXEMPTION UNDER THE RELEVANT SECURITIES LAWS IS APPLICABLE) BE OFFERED, SOLD, RESOLD, DELIVERED OR TRANSFERRED, DIRECTLY OR INDIRECTLY, IN OR INTO CANADA, AUSTRALIA OR JAPAN OR ANY OTHER JURISDICTION IF TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF, OR REQUIRE REGISTRATION THEREOF IN, SUCH JURISDICTION OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON LOCATED IN CANADA, AUSTRALIA OR JAPAN.

THIS DOCUMENT IS ONLY ADDRESSED TO AND DIRECTED AT PERSONS IN MEMBER STATES OF THE EUROPEAN ECONOMIC AREA WHO ARE (A) A LEGAL ENTITY WHICH IS AUTHORISED OR REGULATED TO OPERATE IN THE FINANCIAL MARKETS OR, IF NOT SO AUTHORISED OR REGULATED, WHOSE CORPORATE PURPOSE IS SOLELY TO INVEST IN SECURITIES; OR (B) A LEGAL ENTITY WHICH HAS TWO OR MORE OF (I) AN AVERAGE OF AT LEAST 250 EMPLOYEES DURING THE LAST FINANCIAL YEAR; (II) A TOTAL BALANCE SHEET OF MORE THAN €43,000,000; AND (III) AN ANNUAL NET TURNOVER OF MORE THAN €50,000,000, AS SHOWN IN ITS LAST ANNUAL OR CONSOLIDATED ACCOUNTS (“QUALIFIED INVESTORS”). IN ADDITION, IN THE UNITED KINGDOM, THIS DOCUMENT IS BEING DISTRIBUTED ONLY TO, AND IS DIRECTED ONLY AT, QUALIFIED INVESTORS (I) WHO HAVE PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS FALLING WITHIN ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (THE “ORDER”) AND/OR (II) QUALIFIED INVESTORS FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER, AND TO OTHER PERSONS TO WHOM IT MAY OTHERWISE LAWFULLY BE COMMUNICATED (ALL SUCH PERSONS TOGETHER BEING REFERRED TO AS “RELEVANT PERSONS”). THIS DOCUMENT MUST NOT BE ACTED ON OR RELIED ON (I) IN THE UNITED KINGDOM, BY PERSONS WHO ARE NOT RELEVANT PERSONS, AND (II) IN ANY MEMBER STATE OF THE EUROPEAN ECONOMIC AREA OTHER THAN THE UNTIED KINGDOM, BY PERSONS WHO ARE NOT QUALIFIED INVESTORS.

        THIS DOCUMENT INCLUDES STATEMENTS THAT ARE, OR MAY BE DEEMED TO BE, “FORWARD-LOOKING STATEMENTS”. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS AT THE DATE OF THIS DOCUMENT. THESE FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY, INCLUDING THE WORDS “TARGETS”, “BELIEVES”, “EXPECTS”, “AIMS”, “INTENDS”, “WILL”, “MAY”, “ANTICIPATES”, “WOULD”, “COULD” OR “SHOULD” OR SIMILAR EXPRESSIONS OR, IN EACH CASE THEIR NEGATIVE OR OTHER VARIATIONS OR BY DISCUSSION OF STRATEGIES, PLANS, OBJECTIVES, GOALS, FUTURE EVENTS OR INTENTIONS. THESE FORWARD-LOOKING STATEMENTS ALL INCLUDE MATTERS THAT ARE NOT HISTORICAL FACTS. BY THEIR NATURE, SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS BEYOND THE COMPANY’S CONTROL THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON NUMEROUS ASSUMPTIONS REGARDING THE COMPANY’S PRESENT AND FUTURE BUSINESS STRATEGIES AND THE ENVIRONMENT IN WHICH THE COMPANY WILL OPERATE IN THE FUTURE. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE. THERE ARE MANY FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO DISSEMINATE ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

NOTICE TO US INVESTORS

JSC “RUSHYDRO’S” OFFERING OF PRE-EMPTIVE RIGHTS TO ACQUIRE NEW SHARES AND DEPOSITARY RECEIPTS (THE “RIGHTS OFFERING”) ARE MADE FOR THE SECURITIES OF A COMPANY ORGANIZED IN THE RUSSIAN FEDERATION. ACCORDINGLY, THE ISSUANCE IS SUBJECT TO THE DISCLOSURE REQUIREMENTS AND PRACTICES APPLICABLE IN RUSSIA, WHICH ARE DIFFERENT FROM THOSE OF THE UNITED STATES. CERTAIN FINANCIAL INFORMATION INCLUDED IN THIS DOCUMENT HAS BEEN PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES APPLICABLE IN RUSSIA, AND THUS MAY NOT BE COMPARABLE TO FINANCIAL INFORMATION OF US COMPANIES OR COMPANIES WHOSE FINANCIAL STATEMENTS ARE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES.

IT MAY BE DIFFICULT FOR INVESTORS TO ENFORCE THEIR RIGHTS AND ANY CLAIM THEY MAY HAVE ARISING UNDER THE FEDERAL SECURITIES LAWS. JSC “RUSHYDRO” IS A RUSSIAN COMPANY, AND SOME OR ALL OF ITS OFFICERS AND DIRECTORS ARE RESIDENTS OF COUNTRIES OTHER THAN THE UNITED STATES. INVESTORS MAY NOT BE ABLE TO SUE A NON-US COMPANY OR ITS OFFICERS OR DIRECTORS IN A NON-US COURT FOR VIOLATIONS OF THE US SECURITIES LAWS. IT MAY BE DIFFICULT TO COMPEL A NON-US COMPANY AND ITS AFFILIATES TO SUBJECT THEMSELVES TO A US COURT’S JUDGMENT.

IN ACCORDANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE US SECURITIES ACT OF 1933, AS AMENDED, PROVIDED BY RULE 801 THEREUNDER WITH RESPECT TO THE NEW SHARES AND DEPOSITARY RECEIPTS TO BE OFFERED IN CONNECTION WITH THE RIGHTS OFFERING, JSC “RUSHYDRO” WILL SUBMIT TO THE US SECURITIES AND EXCHANGE COMMISSION ANY INFORMATIONAL DOCUMENT IT PUBLISHES OR OTHERWISE DISSEMINATES TO HOLDERS OF JSC “RUSHYDRO” SHARES OR DEPOSITARY RECEIPTS RELATED TO THE ISSUANCE.

Registered on “ ” 20 by FFMS of Russia, (specify the registering authority) (signature of authorized person) (seal of the registering authority)

REPORT ON RESULTS OF ADDITIONAL ISSUE

OF SECURITIES

Open Joint-Stock Company “Federal Hydro-Generating Company”

Kind of placed securities – registered shares,

category (type) – ordinary shares,

form – uncertified shares,

nominal value – 1 (one) rouble,

number of placed securities – 1,607,271,577 shares,

method of placement of the securities: public offering.

government registration number of the issue (additional issue) of securities:

1-01-55038-E-039D

date of government registration of the issue (additional issue) of securities:

02.12.2010

Approved by Resolution of the Chairman of the Management Board adopted on 05.04.11, Order of 05.04.11 No. 284.

Issuer address: 660099, Krasnoyarskiy Region, Krasnoyarsk, 51 Respubliki str.

Contact telephones with international code: (495) 225-32-32 (ext. 1944), Fax: (495) 225-37-37

Chairman of the Management Board		E.V. Dod

Date	Stamp here

Chief accountant		D.V. Phinkel

Date

1. Kind, category (type) of securities: registered shares

Category of shares ordinary shares

2. Form of securities: uncertified

3. Method of placement: public offering

4. Actual term of placement of securities:

The date of execution of the first agreement on disposal of the security (securities) 23.12.10

The date of making the last record on personal account (depo account) of acquirer of the securities or the date of transfer of the last certificate of securities to acquirer: 29.03.2011

Priority right to acquire the securities was provided pursuant to articles 40 and 41 of the Federal Law “On Joint Stock Companies”.

Date of the joint-stock company receiving the first application about acquisition of the securities pursuant to priority right: 23.12.2010

Date of the joint-stock company receiving the last application about acquisition of the securities pursuant to priority right: 24.01.2011

5. Nominal value of each security of the issue (additional issue)

The nominal value of security of the issue (roubles): 1

6. Number of the placed securities (shares):

Number of the securities actually placed (shares): 1,607,271,577

Number of the securities actually placed payable in cash (shares): 1,607,271,577

Number of the securities actually placed payable in other consideration (shares): 0

Number of the fractional shares placed and their total nominal value: 0

Priority right to acquire the securities was provided pursuant to articles 40 and 41 of the Federal Law “On Joint Stock Companies”.

Number of the shares actually placed under priority acquisition of additional shares or bonds: 1,037,303,801

No fractional shares were placed

7. Offering price (prices) of the securities:

Offering price, roubles/foreign currency	Number of the securities placed at the said price, shares
1.61 roubles	1,607,271,577

8. Total proceeds from the placed securities:

a) total amount (value) of the assets in roubles (including cash in roubles, amounts in foreign currencies at the exchange rate of the Central Bank of the Russian Federation as of the moment of payment and the value of other assets (tangible and intangible) transferred as a consideration for the placed securities: 2,587,707,238.97

b) amount of cash in roubles paid as a consideration for placement of the securities: 2,587,707,238.97

c) amount in foreign currencies stated in roubles at the exchange rate of the Central Bank of the Russian Federation as of the moment of payment (giving instruction to bank to pay cash in foreign currency to bank account of the issuer or of an intermediate) paid as a consideration for the placed securities; 0

d) value in roubles of other assets (tangible and intangible) transferred as a consideration for placement of the securities: 0

e) total amount (value) of the assets in roubles (including cash in roubles, amounts in foreign currencies at the exchange rate of the Central Bank of the Russian Federation as of the moment of payment and the value of other assets (tangible and intangible) due as a consideration for the shares placed at foundation of the joint-stock company (liability to pay for the shares placed at foundation of the joint-stock company). 0

9. The share of the securities that invalidates the issue (the additional issue) of the securities if remains unplaced:

The Resolution about issue of the securities does not provide for the share of the securities that invalidates the issue of the securities if remains unplaced:

10.	Share of the placed and unplaced securities of the issue (of the additional issue):

Share of the placed securities of the issue (of the additional issue) as a percentage of total number of the securities of the issue: 86.4125

Share of the unplaced securities of the issue (of the additional issue) as a percentage of total number of the securities of the issue: 13.5875

11. Major transactions of the issuer and also non-arm’s-length transactions, to which the issuer was an interested party, performed in the course of the placement of the securities:

No major transactions were performed.

No non-arm’s-length transactions requiring approvals in accordance with provisions of the Federal laws were performed.

12.	Information about persons registered in register of shareholders of the issuer:

Full name: Russian Federation represented by the Federal Agency for the Government Property Management

The following is registered in register of shareholders of the issuer with reference to the said person:

a) shares constituting no less than 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer

Share of participation in Charter Capital of the issuer (%): 57.9664

b) common stock constituting no less than 2 percent of common stock of the issuer with reference to the share of common stock of the issuer held by it

The share of common stock of the issuer held by the said person (%): 57.9664

c) registered securities convertible into shares in the issuer if the number of shares registered in the name of the person as a result of the conversion together with the shares already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer: no such share exists

d) registered securities convertible into common stock of the issuer if the number of common stock registered in the name of the person as a result of the conversion together with the common stock already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of common stock of the issuer held by it: no such share exists

Full name: ING BANK (EURASIA) ZAO (Closed Joint-Stock Company) (nominee holder)

The following is registered in register of shareholders of the issuer with reference to the said person:

a) shares constituting no less than 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer

Share of participation in Charter Capital of the issuer (%): 12.7872

b) common stock constituting no less than 2 percent of common stock of the issuer with reference to the share of common stock of the issuer held by it

The share of common stock of the issuer held by the said person (%): 12.7872

c) registered securities convertible into shares in the issuer if the number of shares registered in the name of the person as a result of the conversion together with the shares already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer: no such share exists

d) registered securities convertible into common stock of the issuer if the number of common stock registered in the name of the person as a result of the conversion together with the common stock already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of common stock of the issuer held by it: no such share exists

Full name: Closed Joint-Stock Company Depository Clearing Company (nominee holder)

The following is registered in register of shareholders of the issuer with reference to the said person:

a) shares constituting no less than 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer

Share of participation in Charter Capital of the issuer (%): 9.5024

b) common stock constituting no less than 2 percent of common stock of the issuer with reference to the share of common stock of the issuer held by it

The share of common stock of the issuer held by the said person (%): 9.5024

c) registered securities convertible into shares in the issuer if the number of shares registered in the name of the person as a result of the conversion together with the shares already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer: no such share exists

d) registered securities convertible into common stock of the issuer if the number of common stock registered in the name of the person as a result of the conversion together with the common stock already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of common stock of the issuer held by it: no such share exists

Full name: Non-Banking Credit Institution Closed Joint-Stock Company National Clearing Depository (nominee holder)

The following is registered in register of shareholders of the issuer with reference to the said person:

a) shares constituting no less than 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer

Share of participation in Charter Capital of the issuer (%): 8.8816

b) common stock constituting no less than 2 percent of common stock of the issuer with reference to the share of common stock of the issuer held by it

The share of common stock of the issuer held by the said person (%): 8.8816

c) registered securities convertible into shares in the issuer if the number of shares registered in the name of the person as a result of the conversion together with the shares already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer: no such share exists

d) registered securities convertible into common stock of the issuer if the number of common stock registered in the name of the person as a result of the conversion together with the common stock already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of common stock of the issuer held by it: no such share exists

Full name: Limited Liability Company Depository and Corporate Technologies (nominee holder)

The following is registered in register of shareholders of the issuer with reference to the said person:

a) shares constituting no less than 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer

Share of participation in Charter Capital of the issuer (%): 6.4087

b) common stock constituting no less than 2 percent of common stock of the issuer with reference to the share of common stock of the issuer held by it

The share of common stock of the issuer held by the said person (%): 6.4087

c) registered securities convertible into shares in the issuer if the number of shares registered in the name of the person as a result of the conversion together with the shares already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of participation in Charter Capital of the issuer: no such share exists

d) registered securities convertible into common stock of the issuer if the number of common stock registered in the name of the person as a result of the conversion together with the common stock already registered in the name of the person amounts no less that 2 percent of Charter Capital of the issuer with reference to the share of common stock of the issuer held by it: no such share exists

13.	Information about members of governing bodies of the issuer:

a) members of board of directors (supervisory board) of the joint stock company-issuer

Surname, name, patronymic: Shmatko Sergey Ivanovich

Position held with the joint-stock company-issuer: Chairman of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
Ministry for Energy of the Russian Federation	GSP-6, Moscow, 42 Schepkina str., 107996	Minister
OJSC FGC UES	5 A, Akademika Chelomeya str., Moscow, 117630	Chairman of the Board of Directors
OJSC Holding IDGC	5 A, Akademika Chelomeya str., Moscow, 117630	Chairman of the Board of Directors
OJSC SO UPS	7, building 3, Kitaygorodskiy proezd, Moscow, 109074	Chairman of the Board of Directors
OJSC Zarubezhneft	9/1/1, building 1 Armyanskiy per., Moscow, 101990, Russian Federation	Chairman of the Board of Directors
OJSC Transneft	57 Bolshaya Polyanka str., Moscow, 119180	Chairman of the Board of Directors
OJSC Gazprom	16 Namyotkina str., Moscow, Russian Federation	Member of the Board of Directors
OJSC INTER RAO UES	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610, Russian Federation	Member of the Board of Directors
The State Atomic Energy Corporation ROSATOM	24 Bolshaya Ordynka str., Moscow, 119017	Member of the Supervisory Board

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Evgeniy Vyacheslavovich Dod

Position held with the joint-stock company-issuer: Member of the Board of Directors, Chairman of the Management Board

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
OJSC Irkoutskenergo	3 Souhe Batora str., Irkoutsk, Irkoutsk Region, 664025, Russian Federation	Member of the Board of Directors
OJSC INTER RAO UES	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610, Russian Federation	Member of the Board of Directors
CJSC FSC	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610	Member of the Board of Directors
OJSC RRDB	building 1, 65 Souschyovskiy Vahl, Moscow, 129594, Russian Federation	Member of the Supervisory Board
Non-for-Profit Partnership Hydro Power Engineering of Russia	room 22, office 30, 55 Arkhitektora Vlasova str., Moscow, 117393, Russian Federation	Member of the Supervisory Board
NGO RSPP	10/4 Staraya pl., Moscow, 103070, Russian Federation	Member of the Management Board

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Bahllo Anatoliy Borisovich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
State Corporation Bank for Development and Foreign Economic Affairs (Vnesheconombank)	9 Akademika Sahkharova pr., Moscow, 107996, Russia	Member of the Management Board, Deputy Chairman of the Bank
Northern Radiance Oil Company LLC	11 2-ya Mashinostroyeniya str., Moscow, Russian Federation	Member of the Board of Directors
CJSC Kraslesinvest	118, 1 Bograda str., Krasnoyarsk, 660221	Chairman of the Board of Directors
OJSC Evraziyskiy	9 Dolgoroukovskaya str., Moscow, Russian Federation	Chairman of the Board of Directors
OJSC Ilyushin Finance Co	18 a Tsiolkovskogo str., Voronezh, Russian Federation	Member of the Board of Directors
OJSC Krasnoyarsk Region Development Corporation	1 Transportniy proezd, Krasnoyarsk, Russian Federation	Member of the Board of Directors
RAFINERIJA ULJA MODRICA A.D.	Vojvode Stepe 49, Modrica, 74480, Bosnia-Herzegovina	Member of the Supervisory Board
RAFINERIJA NAFTE A.D.	Bosanski Brod, Svetog Save bb., Republic of Serbia	Member of the Supervisory Board
PETROL A.D.	Banja Luka, K.Petra I Karadordevica, 83A, Republic of Serbia	Member of the Supervisory Board

Malev Zrt.	Hungary, Budapest, Konyves Kalman krt. 12-14	Member of the Supervisory Board
Ele Telecom Limited	Suite 9/3A International Commercial Centre, Casemates Square, Gibraltar	Member of the Board of Directors
OJSC West Siberian Iron and Steel Plant	16 Kosmicheskoye highway, Novokouznetsk, Kemerovo Region, Russian Federation	Member of the Board of Directors
LLC Zavod Bytovoy Tekhniki	4 Mira pr., Orsk, Orenbourg Region, Russian Federation	Member of the Board of Directors
OJSC Russian Agricultural Bank	3 Gagarinskiy per., Moscow, 119034, Russian Federation	Member of the Supervisory Board
OJSC OGK-1	building 1, 1 Odesskaya str., Tyumen, Tyumen Region, Russian Federation	Member of the Board of Directors
OJSC Rostelecom	14, 1st Tverskaya-Yamskaya Street, Moscow, 125047, Russia	Member of the Board of Directors
LLC VEB Capital	9 Akademika Sahkharova pr., Moscow, 107996	Member of the Board of Directors
VEB-Engineering LLC	9 Akademika Sahkharova pr., Moscow, 107996	Member of the Board of Directors
LLC VEB–invest	11 Derbenyovskaya emb., Moscow, Russian Federation	Chairman of the Board of Directors
CJSC “GLOBEXBANK”	building 1, 60 Bol’shaya Nikitskaya str., Moscow, Russian Federation	Member of the Board of Directors
VEB-Leasing JSC	building 141, 29 Vereyskaya str, Moscow, 121357	Chairman of the Board of Directors
OJSC Samara Region Development Corporation	210 Molodogvardeyskaya str., Samara, Samara Region, 443006, Russian Federation	Member of the Board of Directors

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Koval’chouk Boris Youriyevich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
OJSC INTER RAO UES	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610, Russian Federation	Chairman of the Management Board, Member of the Board of Directors
OJSC OGK-1	building 1, 1 Odesskaya str., Tyumen, Tyumen Region, Russian Federation	Chairman of the Board of Directors
CJSC Kambaratinskaya HPP	326 Zholou, Zhibek pr., Bishkek, Kyrgyzstan	Chairman of the Board of Directors
JSC TSA	floor 8, 12 Krasnopresnenskaya embankment, Moscow, 123610	Member of the Board of Directors
Inter RAO WorleyParsons LLC	building 1, 27 Bol’shaya Pirogovskaya str., Moscow, 119435, Russian Federation	Member of the Board of Directors
OJSC Irkoutskenergo	3 Souhe Batora str., Irkoutsk, Irkoutsk Region, 664025, Russian Federation	Member of the Board of Directors
NGO RSPP	10/4 Staraya pl., Moscow	Member of the Management Board
LLC RSPP	10/4 Staraya pl., Moscow	Member of the Management Board
OJSC Obyedinennaya Energosbytovaya Kompaniya	building 1, 17 Presnenskiy Vahl str, Moscow, 123557	Chairman of the Board of Directors
OJSC Altayenergosbyt	75 b Krasnoarmeyskiy pr., Barnaoul, Altayskiy Kray, 656002, Russian Federation	Chairman of the Board of Directors
OJSC Mosenergosbyt	9 Vavilova Str, Moscow, 117312, Russian Federation	Chairman of the Board of Directors
OJSC Saratovenergo	124 Chernyshevskogo str., Saratov, 410028, Russian Federation	Chairman of the Board of Directors
OJSC Tambovskaya Energosbytovaya Kompaniya	176A K. Marxa str, Tambov, 392000, Russian Federation	Chairman of the Board of Directors
OJSC SAINT-PETERSBURG SALE COMPANY	11 Mikhailova str., Saint-Petersburg, 195009, Russian Federation	Chairman of the Board of Directors

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Beloborodov Sergey Sergeyevich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
LLC Corporation GAZENERGOPROM	building 3, 20 Timoura Frounze str., Moscow, 119021	First Deputy Director General, Director General
JSC TSA	floor 8, 12 Krasnopresnenskaya embankment, Moscow, 123610	Member of the Board of Directors
CJSC FSC	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610	Member of the Board of Directors
Non-for-Profit Partnership “Sovet Rynka”	International Trading Centre, entrance 7, floors 8–9, office building 2, 12 Krasnopresnenskaya emb., Moscow, Russian Federation	Member of the Supervisory Board

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Zimin Victor Mikhailovich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
Government of the Republic of Khakassia	6 Lenina str., Abakan, 655017, Republic of Khakassia	Chairman of the Government

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Volkov Eduard Petrovich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
Energy Institute named after Krzhizhanovskiy	19 Leninskiy pr., Moscow, 119991	Executive Director, Director General, Member of the Board of Directors
Moscow Energy Institute	E-250, 14 Krasnokazarmennaya str., Moscow, 111250	Head of Department
OJSC RAO Energy System of East	28 Shevchenko str., Blagoveschensk, Amour Region, 675000	Member of the Board of Directors
CJSC APBE	22 Andropova prospect, Moscow, 115533	Member of the Board of Directors

Share in Charter Capital of the issuer (%): 0.00003

The share of common stock of the issuer held by the member of the Board of Directors (%): 0.00003

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Koudryaviy Victor Vasilyevich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
CJSC “Evrocement Group”	building 1, 3 M. Golovin per., Moscow, 107045, Russia	Advisor to the President
OJSC Holding IDGC	5 A, Akademika Chelomeya str., Moscow, 117630	Member of the Board of Directors

Share in Charter Capital of the issuer (%): 0.00025

The share of common stock of the issuer held by the member of the Board of Directors (%): 0.00025

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Kourtser Grigoriy Markovich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
OJSC RRDB	building 1, 65 Souschyovskiy Vahl, Moscow, 129594, Russian Federation	Director, President, Chairman of the Management Board, Member of the Supervisory Board
OJSC INTER RAO UES	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610, Russian Federation	Member of the Board of Directors
Company RUSENERGO FOND LIMITED	Cyprus, Limassol, Agiou Andreou, 332, Patrician chambers, P.C. 3035	Member of the Board of Directors
NPF NEFTEGARANT	building 3,4, 2/6 Podkopayevskiy per., Moscow	Member of the Board of the Foundation
OJSC RAO Energy System of East	28 Shevchenko str., Blagoveschensk, Amour Region, 675000	Member of the Board of Directors

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Koutyin Nikolay Georgievich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
Federal Service for Environmental, Engineering, and Nuclear Oversight	building 8, 4 A. Loukyanova str., Moscow, 105066	CEO

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Malyshev Andrei Borisovich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
The State Corporation “Russian Corporation of Nanotechnologies”	12 A, Namyotkina str., Moscow, 117420	Member of the Management Board, Deputy Director General
CJSC Prepreg-SKM	building 11, 1 Leninskiye Gory, Moscow, 119992	Chairman of the Board of Directors
CJSC Galileo Nanotech	25 Mikheenko str., Khot’kovo, Sergieo-Posadskiy District, Moscow Region	Chairman of the Board of Directors
LLC MC RUSNANO	10 A, 60-letiya Octyabrya pr., Moscow, 117036	Chairman of the Board of Directors
CJSC TREKPOR TECHNOLOGY	building 2, 26A Dmitriya Oulyanova str., Moscow, 117036	Deputy Chairman of the Board of Directors
LLC Litiy Ionniye Tekhnologii	building 2, 6 Tourchaninov pereulok, Moscow, 119034	Chairman of the Board of Directors
SITRONICS-Nano LLC	building 1, 12 Zapadniy proyezd, Zelenograd, 124460	Chairman of the Board of Directors
LLC LIOTECH	94, Bogdana Khmel’nitskogo str., Novosibirsk, Novosibirsk Region, 630110	Chairman of the Board of Directors
GemaCor LLC	34/63 Obroucheva str, Moscow, 117342	Chairman of the Board of Directors
LLC NTPharma	50 Zhivopisnaya str., 123098, Moscow	Chairman of the Board of Directors
CJSC Plakart	330a/4 Kosmonavtov highway, village Khmeli, Perm District, Perm Region, 614065	Chairman of the Board of Directors

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Seliverstova Marina Valerievna

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
Federal Agency for Water Resources	building 1, 8 Kedrova str. 117292, Moscow	CEO

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Sharipov Rashid Ravelevich

Position held with the joint-stock company-issuer: Member of the Board of Directors

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
LLC KFK Consult	office 650, 3 Smolenskaya pl., Moscow, 121099	Deputy Director General
OJSC RRDB	building 1, 65 Souschyovskiy Vahl, Moscow, 129594, Russian Federation	Member of the Supervisory Board
OJSC SO UPS	7, building 3, Kitaygorodskiy proezd, Moscow, 109074	Member of the Board of Directors
OJSC CEMC UES	5 A, Akademika Chelomeya str., Moscow, 117630	Member of the Board of Directors
OJSC FGC UES	5 A, Akademika Chelomeya str., Moscow, 117630	Member of the Board of Directors

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of the Board of Directors (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of the Board of Directors, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

b) members of collective executive body of the joint-sock company-issuer

Surname, name, patronymic: Evgeniy Vyacheslavovich Dod

Position held with the joint-stock company-issuer: Member of the Board of Directors, Chairman of the Management Board

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
OJSC Irkoutskenergo	3 Souhe Batora str., Irkoutsk, Irkoutsk Region, 664025, Russian Federation	Member of the Board of Directors
OJSC INTER RAO UES	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610, Russian Federation	Member of the Board of Directors
CJSC FSC	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610	Member of the Board of Directors
OJSC RRDB	building 1, 65 Souschyovskiy Vahl, Moscow, 129594, Russian Federation	Member of the Supervisory Board
Non-for-Profit Partnership Hydro Power Engineering of Russia	room 22, office 30, 55 Arkhitektora Vlasova str., Moscow, 117393, Russian Federation	Member of the Supervisory Board
NGO RSPP	10/4 Staraya pl., Moscow, 103070, Russian Federation	Member of the Management Board

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of collective executive body (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Mantrov Mikhail Alekseevich

Position held with the joint-stock company-issuer: Deputy Chairman of the Management Board

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0.00073

The share of common stock of the issuer held by the member of collective executive body (%): 0.00073

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Al’djanov Rakhmetoulla Shamshievich

Position held with the joint-stock company-issuer: Deputy Chairman of the Management Board

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
Non-for-Profit Partnership “Board of Veterans of the Energy Industry”	building 1, 8 Sadovaya-Chernogryazskaya str., Moscow, 107996, Russian Federation	Member of the Supervisory Board
Non-for-Profit Partnership Hydro Power Engineering of Russia	room 22, office 30, 55 Arkhitektora Vlasova str., Moscow, 117393, Russian Federation	Member of the Supervisory Board

Share in Charter Capital of the issuer (%): 0.00005

The share of common stock of the issuer held by the member of collective executive body (%): 0.00005

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Gorev Evgeniy Evgenievich

Position held with the joint-stock company-issuer: Member of the Management Board

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of collective executive body (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Rijinashvili George Ilyich

Position held with the joint-stock company-issuer: Deputy Chairman of the Management Board

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of collective executive body (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Bogoush Boris Borisovich

Position held with the joint-stock company-issuer: Member of the Management Board

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0.00001

The share of common stock of the issuer held by the member of collective executive body (%): 0.00001

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Gorbenko Youriy Vasilyevich

Position held with the joint-stock company-issuer: Member of the Management Board, Managing Director, Head of Division “Far East”

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0.0004

The share of common stock of the issuer held by the member of collective executive body (%): 0.0004

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Abrashin Sergey Nikolayevich

Position held with the joint-stock company-issuer: Member of the Management Board

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of collective executive body (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Bessmertniy Konstantin Valerievich

Position held with the joint-stock company-issuer: Member of the Management Board

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of collective executive body (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Maslov Aleksey Victorovich

Position held with the joint-stock company-issuer: Deputy Chairman of the Management Board

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
Non-for-Profit Partnership Association of construction institutions EnergoStroy Alliance	Cherry Tower Business Centre office 806, 56 Profsoyouznaya str., Moscow, 117393	Chairman of the Board of the Partnership

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of collective executive body (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Savin Stanislav Valerievich

Position held with the joint-stock company-issuer: Member of the Management Board

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of collective executive body (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

Surname, name, patronymic: Tsoy Sergey Petrovich

Position held with the joint-stock company-issuer: Deputy Chairman of the Management Board

The member of the collective executive body does not hold positions with other institutions

Share in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the member of collective executive body (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the member of collective executive body, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0

c) person holding position (acting as) sole executive body of the joint stock company-issuer:

Surname, name, patronymic: Evgeniy Vyacheslavovich Dod

Position held with the joint-stock company-issuer: Member of the Board of Directors, Chairman of the Management Board

Information about positions held with other institutions, including position of member of board of directors (of supervisory board) and/or other governing bodies of commercial and non-for-profit institutions, and also positions held with government authorities, or with municipal authorities:

Name of institution:	Place of location of institution:	Position:
OJSC Irkoutskenergo	3 Souhe Batora str., Irkoutsk, Irkoutsk Region, 664025, Russian Federation	Member of the Board of Directors
OJSC INTER RAO UES	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610, Russian Federation	Member of the Board of Directors
CJSC FSC	entrance 7, 12 Krasnopresnenskaya embankment, Moscow, 123610	Member of the Board of Directors
OJSC RRDB	building 1, 65 Souschyovskiy Vahl, Moscow, 129594, Russian Federation	Member of the Supervisory Board
Non-for-Profit Partnership Hydro Power Engineering of Russia	room 22, office 30, 55 Arkhitektora Vlasova str., Moscow, 117393, Russian Federation	Member of the Supervisory Board
NGO RSPP	10/4 Staraya pl., Moscow, 103070, Russian Federation	Member of the Management Board

Share of the said person in Charter Capital of the issuer (%): 0

The share of common stock of the issuer held by the said person (%): 0

Share of common stock of the issuer into which the securities convertible into common stock, held by the said person, may be converted as a percentage of total placed common stock and of the total number of common stock into which the securities convertible into common stock of the issuer may be converted (%): 0